UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

PFO GLOBAL, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-167380	65-0434332
(Commission File Number)	(I.R.S. Employer Identification No.)

3501-B N. Ponce de Leon Blvd., #393, St. Augustine, Florida 32084

(Address of principal executive offices)

(904) 819-8995

(Issuer's telephone number)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events.

On July 6, 2015, PFO Global, Inc. (the “Company”) issued a press release announcing the consummation of its acquisition of Pro Fit Optix Holding Company, LLC and a $4 million private financing, both of which transactions are summarized in the current report on Form 8-K filed earlier on the date hereof. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	Press Release dated July 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 6, 2015

PFO GLOBAL, Inc.

By	/s/ Tim Kinnear
Name: Tim Kinnear
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 6, 2015.